SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549
                     -----------------------


                           FORM 8-K

                        CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 1999

                     Salient Cybertech, Inc.
        ------------------------------------------------
       Exact name of registrant as specified in charter


       Delaware               0-28772          35-1990559
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(State or other jurisdiction  (Commission     (IRS Employer)
     of incorporation)        File Number)   Identification No.)

      1715 Stickney Pt. Rd. Suite A-12, Sarasota FL 34231
 -------------------------------------------------------------
  (Address of principal executive offices)       (Zip Code)


  Registrant's telephone number,  including area code
                                  (941) 349-6583
                            --------------------------


(Former name or former address, if changed since last report)


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Item 5. Other Events

On October 29, 1999 the company announced a 1 for 10 reverse stock split effective November 1, 1999.


SIGNATURES

 Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                       Salient Cybertech, Inc.
                                      ------------------------
                                          (registrant)

Dated November 1, 1999                        by:
                                         /s/Larry Provost
                                       -------------------
                                           Larry Provost
                                       Secretary / Treasurer